UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 6, 2023

ePlus inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34167	54-1817218
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13595 Dulles Technology Drive
Herndon, Virginia 20171-3413
(Address of principal executive offices, including zip code)

(703) 984-8400
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PLUS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

ePlus inc., referred to herein as “we” or “our”, is filing this Current Report on Form 8-K to recast the presentation of our consolidated financial statements that were filed on May 25, 2023 with the Securities and Exchange Commission (“SEC”) in our Annual Report on Form 10-K for our fiscal year ended March 31, 2023 (the “2023 Form 10-K”) to reflect changes in our organizational structure and reportable segments that are described immediately below. This Form 8-K recasts disclosures in certain portions of the 2023 Form 10-K to reflect these changes in each of the periods presented.

Through the end of our fiscal year ended March 31, 2023, we had two segments: technology and financing. During the quarter ended June 30, 2023, we split our technology segment into three new segments-- product, professional services, and managed services-- to provide our management the ability to better manage and allocate resources among the separate components of our technology business. Our professional services and managed services are a significant component of our growth and long-term strategic initiatives. Subsequently, we manage and report our operating results through four operating segments: product, professional services, managed services, and financing.

Our financial statements and other disclosures included in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 (the “First Quarter 2024 Form 10-Q”) reflect this new reporting structure. We are including in this Form 8-K the following items from the 2023 Form 10-K and revising necessary portions of the disclosures contained in these items, for each of the periods presented, to reflect this change in the company’s organizational structure and reportable segments: Business (Item 1), Risk Factors (Item 1B), Properties (Item 2), Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 7) and Financial Statements and Supplementary Data (Item 8, solely to reflect changes in Notes 1, 6, 9, 16, and 17 to the consolidated financial statements).

Except for the segment changes described above, this Form 8-K does not modify, or update disclosures as presented in the 2023 Form 10-K and does not reflect any changes, events or activities occurring after the date of the filing of the 2023 Form 10-K. Therefore, this Form 8-K should be read in conjunction with the 2023 Form 10-K and our filings made with the SEC after our filing of the 2023 Form 10-K, including the First Quarter 2024 Form 10-Q.

Item 9.01	Financial Statements and Exhibits

(d) The following exhibits are filed as part of this report:

Exhibit No.	Description

Exhibit 23	Consent of Independent Registered Public Accounting Firm*

Exhibit 99.1	Item 1: Business*

Exhibit 99.2	Item 1A: Risk Factors*

Exhibit 99.3	Item 2: Properties*

Exhibit 99.4	Item 7: Management's Discussion and Analysis of Financial Condition and Results of Operations*

Exhibit 99.5	Item 8: Financial Statements and Supplementary Data*

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ePlus inc.

By: /s/ Elaine D. Marion
Elaine D. Marion
Chief Financial Officer

Date: October 6, 2023